Exhibit 99.1

Blackstone Reports First Quarter 2021 Results

New York, April 22, 2021: Blackstone (NYSE:BX) today reported its first quarter 2021 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone reported another exceptional quarter. We continue to deliver on our core mission of generating outstanding returns for investors. Our brand is powering robust growth, increasingly in perpetual capital strategies, and driving an important shift toward more recurring earnings. We ended the quarter with record assets under management of $649 billion, up 21% year-over-year.”

Blackstone issued a full detailed presentation of its first quarter 2021 results, which can be viewed at www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $0.82 per share to record holders of common stock at the close of business on May 3, 2021. This dividend will be paid on May 10, 2021.

Quarterly Investor Call Details

Blackstone will host its first quarter 2021 investor conference via public webcast on April 22, 2021 at 9:00 a.m. ET. To register, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1447766&tp_key=c8c7a9ddaf. For those unable to listen to the live

Blackstone

345 Park Avenue New York NY 10154

T 212 583 5000

www.blackstone.com

broadcast, there will be a webcast replay on the Shareholders section of Blackstone’s website at https://ir.blackstone.com/.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our $649 billion in assets under management include investment vehicles focused on private equity, real estate, public debt and equity, life sciences, growth equity, opportunistic, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to the impact of the novel coronavirus (“COVID-19”), as well as those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

2

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

3

Blackstone’s First Quarter 2021 Earnings APRIL 22, 2021

Blackstone |

BLACKSTONE’S FIRST QUARTER 2021 GAAP RESULTS
GAAP Net Income was $3.4 billion for the quarter and $8.2 billion over the last twelve months (“LTM”). GAAP Net
Income Attributable to The Blackstone Group Inc. was $1.7 billion for the quarter and $3.9 billion over the LTM.
Throughout this presentation, all current period amounts are preliminary and unaudited. Totals may not add due to rounding. See pages 34-35, Definitions and Dividend Policy, for definitions of terms used throughout this presentation. See additional notes on page 32.
($ in thousands, except per share data) (unaudited)
1Q'20
1Q'21
1Q'20 LTM
1Q'21 LTM
Revenues
Management and Advisory Fees, Net
934,832
$
1,177,815
$
3,597,261
$
4,335,532
$
Incentive Fees
12,161
36,124
129,940
162,624
Investment Income (Loss)
Performance Allocations
Realized
167,530
534,367
1,664,155
2,472,837
Unrealized
(3,453,081)
2,464,497
(2,990,748)
5,533,185
Principal Investments
Realized
48,695
355,038
368,912
697,971
Unrealized
(959,365)
639,315
(913,406)
1,484,073
Total Investment Income (Loss)
(4,196,221)
3,993,217
(1,871,087)
10,188,066
Interest and Dividend Revenue
35,084
31,412
173,398
121,559
Other
138,180
60,304
207,923
(331,018)
Total Revenues
(3,075,964)
$
5,298,872
$
2,237,435
$
14,476,763
$
Expenses
Compensation and Benefits
Compensation
476,543
542,638
1,825,476
1,921,714
Incentive Fee Compensation
6,522
13,325
45,416
51,228
Performance Allocations Compensation
Realized
72,423
213,027
648,970
983,834
Unrealized
(1,397,378)
1,049,969
(1,144,108)
2,292,831
Total Compensation and Benefits
(841,890)
1,818,959
1,375,754
5,249,607
General, Administrative and Other
157,566
185,122
690,912
739,338
Interest Expense
41,644
44,983
199,290
169,501
Fund Expenses
4,605
2,383
19,456
10,642
Total Expenses
(638,075)
$
2,051,447
$
2,285,412
$
6,169,088
$
Other Income (Loss)
Change in Tax Receivable Agreement Liability
(595)
2,910
160,972
(31,878)
Net Gains (Losses) from Fund Investment Activities
(327,374)
120,353
(174,870)
478,269
Income (Loss) Before Provision (Benefit) for Taxes
(2,765,858)
$
3,370,688
$
(61,875)
$
8,754,066
$
Provision (Benefit) for Taxes
(158,703)
(447)
(247,810)
514,270
Net Income (Loss)
(2,607,155)
$
3,371,135
$
185,935
$
8,239,796
$
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
(15,469)
629
(18,070)
2,200
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities
(645,077)
386,850
(355,131)
1,249,044
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings
(880,117)
1,235,784
57,250
3,128,825
Net Income (Loss)
Attributable to The Blackstone Group Inc. (“BX”)
(1,066,492)
$
1,747,872
$
501,886
$
3,859,727
$
Net Income (Loss) Per Share of Common Stock, Basic
(1.58)
$
2.47
$
0.74
$
5.49
$
Net Income (Loss) Per Share of Common Stock, Diluted
(1.58)
$
2.46
$
0.74
$
5.49
$
Income (Loss) Before Provision (Benefit) for Taxes Margin
89.9%
63.6%
(2.8)%
60.5%

Blackstone |

BLACKSTONE’S FIRST QUARTER 2021 HIGHLIGHTS
Financial Measures
Fee
Related
Earnings
(“FRE”)
of
$741
million
($0.62/share)
in
the
quarter,
up
58%
year-
over-year
–
FRE was $2.6 billion over the LTM ($2.20/share), up 40% year-over-year
Distributable Earnings (“DE”) of $1.2 billion ($0.96/share) in the quarter, up 114% year-
over-year
–
DE was $4.0 billion over the LTM ($3.15/share), up 38% year-over-year
Net Accrued Performance Revenues of $5.2 billion ($4.33/share), up 138% year-over-
year
Capital Metrics
Total Assets Under Management (“AUM”) of $648.8 billion, up 21% year-over-year
–
Fee-Earning AUM of $481.2 billion, up 14% year-over-year
Inflows of $31.6 billion in the quarter and $99.3 billion over the LTM
Realizations of $14.9 billion in the quarter and $51.1 billion over the LTM
Deployment of $17.7 billion in the quarter and $64.6 billion over the LTM
Capital Returned
to Shareholders
Dividend of $0.82 per common share payable on May 10, 2021
–
Dividends of $2.69 per common share over the LTM
$1.0 billion to be distributed to shareholders with respect to the first quarter and
$3.6
billion over the LTM through dividends and share repurchases
Notes on page 32.

Blackstone |

BLACKSTONE’S FIRST QUARTER 2021 SEGMENT EARNINGS
Fee Related Earnings per Share is based on end of period DE Shares Outstanding (see page 23, Share Summary). DE per Common Share is based on DE Attributable to Common Shareholders (see page 22, Shareholder Dividends) and end of period Participating Common Shares outstanding. LTM per Share amounts represent the sum of the last four quarters. See pages 30-31 for the Reconciliation of GAAP to Total Segment Measures.
% Change
% Change
($ in thousands, except per share data)
1Q'20
1Q'21
vs. 1Q'20
1Q'20 LTM
1Q'21 LTM
vs. 1Q'20 LTM
Management and Advisory Fees, Net
940,567
$
1,178,205
$
25%
3,610,741
$
4,348,803
$
20%
Fee Related Performance Revenues
12,466
169,168
n/m
216,688
535,378
147%
Fee Related Compensation
(346,264)
(445,110)
29%
(1,358,811)
(1,595,416)
17%
Other Operating Expenses
(138,885)
(161,424)
16%
(586,716)
(645,756)
10%
Fee Related Earnings
467,884
$
740,839
$
58%
1,881,902
$
2,643,009
$
40%
Realized Performance Revenues
167,233
401,323
140%
1,581,106
2,100,083
33%
Realized Performance Compensation
(71,302)
(150,924)
112%
(589,997)
(793,969)
35%
Realized Principal Investment Income
20,290
298,156
n/m
218,537
436,799
100%
Net Realizations
116,221
548,555
372%
1,209,646
1,742,913
44%
Total Segment Distributable Earnings
584,105
$
1,289,394
$
121%
3,091,548
$
4,385,922
$
42%
Net Interest Income (Loss)
(3,941)
(12,928)
228%
(11,443)
(43,897)
284%
Taxes and Related Payables
(23,053)
(84,222)
265%
(190,173)
(365,296)
92%
Distributable Earnings
557,111
$
1,192,244
$
114%
2,889,932
$
3,976,729
$
38%
Additional Metrics:
FRE per Share
0.39
$
0.62
$
59%
1.57
$
2.20
$
40%
DE per Common Share
0.46
$
0.96
$
109%
2.33
$
3.15
$
35%
Total Segment Revenues
1,140,556
$
2,046,852
$
79%
5,627,072
$
7,421,063
$
32%
Total Assets Under Management
538,007,285
$
648,803,007
$
21%
538,007,285
$
648,803,007
$
21%
Fee-Earning Assets Under Management
423,055,037
$
481,225,407
$
14%
423,055,037
$
481,225,407
$
14%

Blackstone |

SUMMARY OF FINANCIALS
LTM Fee Related Earnings of $2.20 per share, an increase of 40% year-over-year.
LTM Total Segment Distributable Earnings were $4.4 billion, an increase of 42% year-over-year.
FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net
and Fee Related Performance Revenues).
Fee Related Earnings per Share
Segment Distributable Earnings
($ in millions)
FRE/Share
FRE Margin
Private
Equity
Real
Estate
Hedge Fund
Solutions
Credit &
Insurance
1Q’21 LTM total:
$4,386
$1,949
$1,494
$631
$313
$1.57
$2.20
49.2%
54.1%
1Q'20 LTM
1Q'21 LTM

Blackstone |

INVESTMENT PERFORMANCE AND NET ACCRUED PERFORMANCE REVENUES
Strong appreciation across strategies led to a 36% increase in Net Accrued Performance Revenues to $5.2 billion
($4.33/share) quarter-over-quarter.
Investment Performance
(appreciation / gross returns)
Net Accrued Performance Revenues
($ in millions)
$3,826
$5,202
$1,724
$348
4Q'20
Net
Performance
Revenues
Net
Realized
Distributions
1Q'21
Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Hedge Fund Solutions and Credit & Insurance. BPS
Composite net returns were 2.2% and 17.1% for 1Q’21 and 1Q’21 LTM, respectively. Private Credit net returns were 6.0% and 29.7% for 1Q’21 and 1Q’21 LTM, respectively. Liquid Credit net returns were 1.5% and 20.2% for 1Q’21 and 1Q’21 LTM, respectively. See notes on pages 32-33 for additional details on investment performance.
1Q'21
1Q'21 LTM
Real Estate
Opportunistic
5.3%
17.7%
Core+
3.2%
15.2%
Private Equity
Corporate Private Equity
15.3%
51.1%
Tactical Opportunities
15.1%
48.3%
Secondaries
10.6%
8.4%
Hedge Fund Solutions
BPS Composite
2.5%
18.1%
Credit & Insurance
Private Credit
7.3%
37.9%
Liquid Credit
1.6%
20.7%

Blackstone |

Inflows were $31.6 billion in the quarter, bringing LTM inflows to $99.3 billion.
Realizations were $14.9 billion in the quarter and $51.1 billion over the LTM.
Deployed $17.7 billion in the quarter and $64.6 billion over the LTM.
–
Committed an additional $11.5 billion that was not yet deployed in the quarter.
Corporate Private Equity also includes Life Sciences and BTAS. Tactical Opportunities also includes Blackstone Growth.
($ in millions)
1Q'21
1Q'21 LTM
1Q'21
1Q'21 LTM
1Q'21
1Q'21 LTM
Real Estate
8,581
$
29,355
$
1,954
$
15,691
$
6,247
$
25,926
$
Opportunistic
358

1,309

924

11,026

2,550

8,480

Core+
7,863

23,183

646

2,827

3,093

14,943

BREDS
361

4,863

384

1,838

604

2,503

Private Equity
7,832

21,993

8,093

23,367

5,636

22,985

Corporate Private Equity
4,162

9,333

3,864

11,835

2,585

9,980

Tactical Opportunities
3,065

7,638

2,449

7,893

1,036

5,225

Secondaries
584

4,113

1,672

3,531

1,404

4,166

Infrastructure
21

909

108

108

610

3,613

Hedge Fund Solutions
2,067

9,236

194

1,448

557

2,640

Credit & Insurance
13,124

38,721

4,627

10,598

5,280

13,047

Total Blackstone
31,604
$
99,305
$
14,868
$
51,104
$
17,719
$
64,596
$
Inflows
Realizations
Capital Deployed
CAPITAL METRICS – ADDITIONAL DETAIL

Blackstone |

ASSETS UNDER MANAGEMENT
Total AUM increased to $648.8 billion, up 21% year-over-year, with $31.6 billion of inflows in the quarter and $99.3 billion over the LTM.
Fee-Earning AUM of $481.2 billion was up 14% year-over-year, with $24.7 billion of inflows in the quarter and $83.2 billion over the LTM.
Perpetual Capital AUM reached $149.1 billion, up 47% year-over-year.
Total AUM
($ in billions)
Fee-Earning AUM
($ in billions)
Perpetual Capital AUM
($ in billions)
Private Equity
Real Estate
Hedge Fund Solutions
Credit & Insurance
$128.7
$158.9
$73.7
$81.8
$174.7
$211.8
$160.9
$196.3
$538.0
$648.8
1Q'20
1Q'21
$96.1
$116.9
$68.2
$76.6
$128.3
$131.9
$130.4
$155.9
$423.1
$481.2
1Q'20
1Q'21
$26.8
$38.5
$5.8
$8.9
$14.2
$16.0
$54.3
$85.8
$101.1
$149.1
1Q'20
1Q'21

Blackstone |

ADDITIONAL CAPITAL DETAIL
Invested Performance Eligible AUM reached $321.6 billion at quarter end, up 40% year-over-year.
Undrawn capital (“Total Dry Powder”) available for investment of $148.2 billion.
Private Equity
Real Estate
Hedge Fund Solutions
Credit & Insurance
Invested Performance Eligible AUM
($ in billions)
Total Dry Powder
($ in billions)
Private
Equity
Real
Estate
Hedge Fund
Solutions
Credit &
Insurance
1Q’21 total:
$148.2
Invested Performance Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.
$23.1
$34.8
$39.4
$49.0
$64.4
$103.6
$102.6
$134.2
$229.5
$321.6
1Q'20
1Q'21
$43.2
$72.9
$4.6
$27.5

9 Blackstone | Segment Highlights

Blackstone |

REAL ESTATE
Total AUM:
Increased 22% to $196.3 billion with inflows of $8.6 billion in the quarter and $29.4 billion over the LTM.
–
Inflows during the quarter largely driven by Core+, including $3.8 billion in BPP Life Sciences and $3.5 billion in
BREIT.
–
Fee-Earning AUM increased 19% to $155.9 billion; Core+ now represents 45% of Real Estate Fee-Earning AUM.
–
Strong momentum for BREIT with April 1 subscriptions of $1.7 billion not yet included in Total AUM.
Realizations:
$2.0 billion in the quarter and $15.7 billion over the LTM.
–
Had the first performance fee crystallization for Logicor, which will occur every three years.
Capital Deployed:
$6.2 billion in the quarter and $25.9 billion over the LTM; deployment in the quarter included the acquisition of a 2.3 million square-foot life science office portfolio concentrated in Cambridge, MA.
–
Committed an additional $2.8 billion that was not yet deployed in the quarter; commitments include the privatization of Extended Stay America.
Appreciation:
Opportunistic funds and Core+ funds appreciated 5.3% and 3.2% for the quarter, and 17.7% and 15.2%
over the LTM, respectively; appreciation reflects continued strong performance from investments in certain sectors including global logistics and life science office.
% Change
% Change
($ in thousands)
1Q'20
1Q'21
vs. 1Q'20
1Q'20 LTM
1Q'21 LTM
vs. 1Q'20 LTM
Management Fees, Net
386,121
$
451,582
$
17%
1,367,423
$
1,704,149
$
25%
Fee Related Performance Revenues
4,551
155,392
n/m
196,112
489,002
149%
Fee Related Compensation
(120,296)
(188,492)
57%
(536,739)
(686,301)
28%
Other Operating Expenses
(40,476)
(44,362)
10%
(169,822)
(187,018)
10%
Fee Related Earnings
229,900
$
374,120
$
63%
856,974
$
1,319,832
$
54%
Realized Performance Revenues
43,720
88,638
103%
998,875
832,686
(17)%
Realized Performance Compensation
(13,392)
(22,762)
70%
(357,588)
(322,068)
(10)%
Realized Principal Investment Income
7,300
100,820
n/m
89,164
118,284
33%
Net Realizations
37,628
166,696
343%
730,451
628,902
(14)%
Segment Distributable Earnings
267,528
$
540,816
$
102%
1,587,425
$
1,948,734
$
23%
Segment Revenues
441,692
$
796,432
$
80%
2,651,574
$
3,144,121
$
19%
Total AUM
160,934,849
$
196,277,032
$
22%
160,934,849
$
196,277,032
$
22%
Fee-Earning AUM
130,424,462
$
155,851,794
$
19%
130,424,462
$
155,851,794
$
19%

Blackstone |

PRIVATE EQUITY
Total AUM:
Increased 21% to $211.8 billion with inflows of $7.8 billion in the quarter and $22.0 billion over the LTM.
–
Inflows in the quarter included $3.1 billion for the initial close of the second Corporate Private Equity Asia fund and $1.6 billion of capital raised, including the final close, for Blackstone Growth.
Realizations:
$8.1 billion in the quarter and $23.4 billion over the LTM; realizations in the quarter included proceeds from the initial public offering of Bumble, merger proceeds of Paysafe, and sales of Acrisure and GridLiance.
Capital Deployed:
$5.6 billion in the quarter and $23.0 billion over the LTM, including Takeda Consumer Healthcare,
Applegreen, Piramal Glass, Liftoff and Bourne Leisure during the quarter.
–
Committed an additional $3.2 billion that was not yet deployed in the quarter, including investments in Signature
Aviation, Interior Logic Group and Desotec.
Appreciation:
Corporate Private Equity increased 15.3% in the quarter and 51.1% over the LTM, driven by strong performance in both private and public holdings.
–
Tactical Opportunities increased 15.1% in the quarter and 48.3% over the LTM; Secondaries increased 10.6% in the quarter and 8.4% over the LTM.
Secondaries’ appreciation reflects a reporting lag of its underlying funds.
% Change
% Change
($ in thousands)
1Q'20
1Q'21
vs. 1Q'20
1Q'20 LTM
1Q'21 LTM
vs. 1Q'20 LTM
Management and Advisory Fees, Net
266,172
$
406,448
$
53%
1,078,778
$
1,410,116
$
31%
Fee Related Compensation
(110,368)
(140,597)
27%
(426,533)
(485,767)
14%
Other Operating Expenses
(41,001)
(51,055)
25%
(166,810)
(205,267)
23%
Fee Related Earnings
114,803
$
214,796
$
87%
485,435
$
719,082
$
48%
Realized Performance Revenues
112,076
255,845
128%
424,469
1,021,262
141%
Realized Performance Compensation
(54,643)
(111,209)
104%
(196,653)
(423,515)
115%
Realized Principal Investment Income
10,347
115,403
n/m
75,457
177,145
135%
Net Realizations
67,780
260,039
284%
303,273
774,892
156%
Segment Distributable Earnings
182,583
$
474,835
$
160%
788,708
$
1,493,974
$
89%
Segment Revenues
388,595
$
777,696
$
100%
1,578,704
$
2,608,523
$
65%
Total AUM
174,695,883
$
211,801,085
$
21%
174,695,883
$
211,801,085
$
21%
Fee-Earning AUM
128,300,802
$
131,903,347
$
3%
128,300,802
$
131,903,347
$
3%

Blackstone |

HEDGE FUND SOLUTIONS
Total AUM:
Increased 11% to $81.8 billion with inflows of $2.1 billion in the quarter and $9.2 billion over the
LTM.
–
Record market appreciation of $12.4 billion over the LTM.
–
Inflows subsequent to quarter end of $440 million not yet included in Total AUM.
Returns:
BPS Composite gross return of 2.5% in the quarter (2.2% net), outperforming the HFRX Global Hedge Fund
Return Index, which was up 1.3%.
–
Gross returns of 18.1% over the LTM (17.1% net), with significantly less volatility than the broader markets, compared to 16.2% return for the HFRX Global Hedge Fund Return Index.
% Change
% Change
($ in thousands)
1Q'20
1Q'21
vs. 1Q'20
1Q'20 LTM
1Q'21 LTM
vs. 1Q'20 LTM
Management Fees, Net
140,372
$
154,821
$
10%
562,851
$
602,528
$
7%
Fee Related Compensation
(46,191)
(38,850)
(16)%
(155,197)
(154,372)
(1)%
Other Operating Expenses
(18,667)
(19,172)
3%
(82,781)
(80,263)
(3)%
Fee Related Earnings
75,514
$
96,799
$
28%
324,873
$
367,893
$
13%
Realized Performance Revenues
1,767
31,573
n/m
124,252
209,595
69%
Realized Performance Compensation
(945)
(6,908)
631%
(23,833)
(37,187)
56%
Realized Principal Investment Income
(609)
35,550
n/m
21,381
90,269
322%
Net Realizations
213
60,215
n/m
121,800
262,677
116%
Segment Distributable Earnings
75,727
$
157,014
$
107%
446,673
$
630,570
$
41%
Segment Revenues
141,530
$
221,944
$
57%
708,484
$
902,392
$
27%
Total AUM
73,720,792
$
81,819,220
$
11%
73,720,792
$
81,819,220
$
11%
Fee-Earning AUM
68,214,435
$
76,614,206
$
12%
68,214,435
$
76,614,206
$
12%

Blackstone |

CREDIT & INSURANCE
Total AUM:
Increased 24% to $158.9 billion with inflows of $13.1 billion in the quarter and $38.7 billion over the LTM.
–
Global Direct Lending had inflows of $7.1 billion in the quarter, bringing Total AUM to $27.5 billion.
–
Continued fundraising and commenced investing for the latest Mezzanine / Opportunistic fund, with $7.0 billion of total investable capital for the overall strategy.
–
Priced 2 new CLOs (1 U.S. and 1 European) for $993 million and 10 CLO refinancings, resets, or reissues (6 U.S. and
4 European) for $4.2 billion in the quarter.
Realizations:
$4.6 billion in the quarter and $10.6 billion over the LTM; significant realizations in the quarter included
Acrisure
for $1.3 billion.
–
Announced the sale of DoublePoint
Energy subsequent to quarter end.
Capital Deployed: $5.3 billion in the quarter driven by U.S. Direct Lending, and record $13.0 billion over the LTM;
committed an additional $5.5
billion that was not yet deployed in the quarter.
Returns:
Private Credit gross return of 7.3% (6.0% net) and Liquid Credit gross return of 1.6% (1.5% net) for the quarter.
% Change
% Change
($ in thousands)
1Q'20
1Q'21
vs. 1Q'20
1Q'20 LTM
1Q'21 LTM
vs. 1Q'20 LTM
Management Fees, Net
147,902
$
165,354
$
12%
601,689
$
632,010
$
5%
Fee Related Performance Revenues
7,915
13,776
74%
20,576
46,376
125%
Fee Related Compensation
(69,409)
(77,171)
11%
(240,342)
(268,976)
12%
Other Operating Expenses
(38,741)
(46,835)
21%
(167,303)
(173,208)
4%
Fee Related Earnings
47,667
$
55,124
$
16%
214,620
$
236,202
$
10%
Realized Performance Revenues
9,670
25,267
161%
33,510
36,540
9%
Realized Performance Compensation
(2,322)
(10,045)
333%
(11,923)
(11,199)
(6)%
Realized Principal Investment Income
3,252
46,383
n/m
32,535
51,101
57%
Net Realizations
10,600
61,605
481%
54,122
76,442
41%
Segment Distributable Earnings
58,267
$
116,729
$
100%
268,742
$
312,644
$
16%
Segment Revenues
168,739
$
250,780
$
49%
688,310
$
766,027
$
11%
Total AUM
128,655,761
$
158,905,670
$
24%
128,655,761
$
158,905,670
$
24%
Fee-Earning AUM
96,115,338
$
116,856,060
$
22%
96,115,338
$
116,856,060
$
22%
See notes on page 33.

14 Blackstone | Supplemental Details

Blackstone |

TOTAL SEGMENTS
($ in thousands)
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
1Q'20 LTM
1Q'21 LTM
Base Management Fees
910,396
$
941,794
$
1,043,770
$
1,076,094
$
1,117,290
$
3,398,808
$
4,178,948
$
Transaction, Advisory and Other Fees, Net
50,665
48,292
33,628
75,290
78,640
299,935
235,850
Management Fee Offsets
(20,494)
(13,353)
(19,558)
(15,359)
(17,725)
(88,002)
(65,995)
Total Management and Advisory Fees, Net
940,567
976,733
1,057,840
1,136,025
1,178,205
3,610,741
4,348,803
Fee Related Performance Revenues
12,466
15,033
64,950
286,227
169,168
216,688
535,378
Fee Related Compensation
(346,264)
(306,904)
(360,633)
(482,769)
(445,110)
(1,358,811)
(1,595,416)
Other Operating Expenses
(138,885)
(143,583)
(151,213)
(189,536)
(161,424)
(586,716)
(645,756)
Fee Related Earnings
467,884
$
541,279
$
610,944
$
749,947
$
740,839
$
1,881,902
$
2,643,009
$
Realized Performance Revenues
167,233
102,177
319,954
1,276,629
401,323
1,581,106
2,100,083
Realized Performance Compensation
(71,302)
(37,787)
(121,730)
(483,528)
(150,924)
(589,997)
(793,969)
Realized Principal Investment Income
20,290
18,938
15,884
103,821
298,156
218,537
436,799
Total Net Realizations
116,221
83,328
214,108
896,922
548,555
1,209,646
1,742,913
Total Segment Distributable Earnings
584,105
$
624,607
$
825,052
$
1,646,869
$
1,289,394
$
3,091,548
$
4,385,922
$
Net Interest Income (Loss)
(3,941)
(12,634)
(12,731)
(5,604)
(12,928)
(11,443)
(43,897)
Taxes and Related Payables
(23,053)
(63,990)
(40,225)
(176,859)
(84,222)
(190,173)
(365,296)
Distributable Earnings
557,111
$
547,983
$
772,096
$
1,464,406
$
1,192,244
$
2,889,932
$
3,976,729
$
Additional Metrics:
Total Segment Revenues
1,140,556
$
1,112,881
$
1,458,628
$
2,802,702
$
2,046,852
$
5,627,072
$
7,421,063
$
Total Assets Under Management
538,007,285
$
564,330,088
$
584,376,213
$
618,556,928
$
648,803,007
$
538,007,285
$
648,803,007
$
Fee-Earning Assets Under Management
423,055,037
$
435,825,935
$
444,511,078
$
469,433,114
$
481,225,407
$
423,055,037
$
481,225,407
$

Blackstone |

Total AUM Rollforward
($ in millions)
Fee-Earning AUM Rollforward
($ in millions)
Three Months Ended March 31, 2021
Twelve Months Ended March 31, 2021
Real
Private
Hedge Fund
Credit &
Real
Private
Hedge Fund
Credit &
Estate
Equity
Solutions
Insurance
Estate
Equity
Solutions
Insurance
Beginning Balance
187,191
$
197,549
$
79,423
$
154,394
$
618,557
$
160,935
$
174,696
$
73,721
$
128,656
$
538,007
$
Inflows
8,581
7,832
2,067
13,124
31,604
29,355
21,993
9,236
38,721
99,305
Outflows
(1,809)
(751)
(1,623)
(5,792)
(9,975)
(4,852)
(3,060)
(12,095)
(12,331)
(32,339)
Net Flows
6,772
7,081
444
7,332
21,629
24,503
18,933
(2,860)
26,390
66,966
Realizations
(1,954)
(8,093)
(194)
(4,627)
(14,868)
(15,691)
(23,367)
(1,448)
(10,598)
(51,104)
Market Activity
4,267
15,265
2,147
1,807
23,485
26,531
41,539
12,407
14,457
94,934
Ending Balance
196,277
$
211,801
$
81,819
$
158,906
$
648,803
$
196,277
$
211,801
$
81,819
$
158,906
$
648,803
$
% Change
5%
7%
3%
3%
5%
22%
21%
11%
24%
21%
Total
Total
Three Months Ended March 31, 2021
Twelve Months Ended March 31, 2021
Real
Private
Hedge Fund
Credit &
Real
Private
Hedge Fund
Credit &
Estate
Equity
Solutions
Insurance
Estate
Equity
Solutions
Insurance
Beginning Balance
149,121
$
129,540
$
74,127
$
116,645
$
469,433
$
130,424
$
128,301
$
68,214
$
96,115
$
423,055
$
Inflows
8,561
5,974
2,006
8,187
24,728
27,204
16,008
9,352
30,586
83,150
Outflows
(844)
(608)
(1,346)
(5,116)
(7,914)
(3,351)
(2,952)
(11,233)
(11,792)
(29,328)
Net Flows
7,718
5,366
660
3,071
16,815
23,853
13,056
(1,881)
18,793
53,822
Realizations
(1,855)
(4,577)
(188)
(3,247)
(9,868)
(8,165)
(10,943)
(1,400)
(7,323)
(27,831)
Market Activity
868
1,574
2,016
387
4,846
9,739
1,489
11,681
9,271
32,179
Ending Balance
155,852
$
131,903
$
76,614
$
116,856
$
481,225
$
155,852
$
131,903
$
76,614
$
116,856
$
481,225
$
% Change
5%
2%
3%
0%
3%
19%
3%
12%
22%
14%
Total
Total
Inflows include contributions, capital raised, other increases in available capital (recallable capital and increased side-by-side commitments), purchases, inter-
segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and decreases in available capital (expired capital, expense drawdowns and decreased side-by-side commitments). Realizations represent realization proceeds from the disposition or other monetization of assets, current income or capital returned to investors from CLOs. Market Activity includes realized and unrealized gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed. Total AUM Market Activity for the LTM period includes a one-time adjustment for a change in methodology, see additional notes on page 33.
ASSETS UNDER MANAGEMENT - ROLLFORWARD

Blackstone |

$6.69
$10.90
1Q'20
1Q'21
DECONSOLIDATED BALANCE SHEET HIGHLIGHTS
At March 31, 2021, Blackstone had $5.4 billion in total cash, cash equivalents, and corporate treasury investments and $13.1
billion of cash and net investments, or $10.90 per share.
Blackstone has a $2.3 billion undrawn credit revolver and maintains A+/A+ ratings.
Balance Sheet Highlights exclude the consolidated Blackstone Funds. GP/Fund Investments include Blackstone investments in Real Estate, Private Equity,
Hedge Fund Solutions, and Credit & Insurance, which were $1.0 billion, $953 million, $164 million, and $329 million, respectively, as of March 31, 2021.
Cash and Net Investments per share amounts are calculated using period end DE Shares Outstanding (see page 23, Share Summary).
A+ / A+
rated by S&P and Fitch
$2.3B
undrawn credit revolver
with November 2025 maturity
$5.4B
total cash
and corporate treasury
Cash and Net Investments
(per share)
($ in millions)
1Q'21
Cash and Cash Equivalents
2,862
$
Corporate Treasury
Investments
2,585
GP/Fund Investments
2,455
Net Accrued Performance
Revenues
5,202
Cash and Net Investments
13,104
$
Outstanding Bonds (at par)
5,660

Blackstone |

1Q’21 QoQ Rollforward
($ in millions)
1Q’21 LTM Rollforward
($ in millions)
4Q'20
Net
Performance
Revenues
Net
Realized
Distributions
1Q'21
Real Estate
1,656
$
440
$
(155)
$
1,941
$
Private Equity
1,971
1,005
(145)
2,831
HFS
29
210
(25)
214
Credit &
Insurance
170
69
(23)
216
Total
3,826
$
1,724
$
(348)
$
5,202
$
QoQ Change
36%
1Q'20
Net
Performance
Revenues
Net
Realized
Distributions
1Q'21
Real Estate
1,446
$
1,284
$
(788)
$
1,941
$
Private Equity
720
2,714
(604)
2,831
HFS
15
372
(173)
214
Credit &
Insurance
6
261
(51)
216
Total
2,187
$
4,631
$
(1,616)
$
5,202
$
YoY Change
138%
($ in millions, except per share data)
1Q'20
4Q'20
1Q'21
1Q'21
Per Share
Real Estate
BREP IV
8
$
9
$
18
$
0.01
$
BREP V
-
13
18
0.02
BREP VI
51
42
39
0.03
BREP VII
309
236
253
0.21
BREP VIII
517
475
519
0.43
BREP IX
-
137
198
0.16
BREP Europe IV
123
97
92
0.08
BREP Europe V
110
211
244
0.20
BREP Asia I
85
127
179
0.15
BREP Asia II
-
-
78
0.07
BPP
196
264
189
0.16
BREIT
-
-
82
0.07
BREDS
2
23
31
0.03
BTAS
45
21
1
0.00
Real Estate
1,446
$
1,656
$
1,941
$
1.62
$
Private Equity
BCP IV
23
18
9
0.01
BCP V
-
-
37
0.03
BCP VI
283
680
746
0.62
BCP VII
115
688
987
0.82
BCP VIII
-
-
41
0.03
BCP Asia I
14
72
105
0.09
BEP I
-
29
52
0.04
BEP III
-
16
34
0.03
BCEP I
33
105
147
0.12
Tactical Opportunities
36
204
359
0.30
Secondaries
136
105
157
0.13
Infrastructure
-
-
43
0.04
Life Sciences
7
10
19
0.02
BTAS/Other
73
45
93
0.08
Private Equity
720
$
1,971
$
2,831
$
2.36
$
Hedge Fund Solutions
15
$
29
$
214
$
0.18
$
Credit & Insurance
6
$
170
$
216
$
0.18
$
Net Accrued Performance Revenues
2,187
$
3,826
$
5,202
$
4.33
$
NET ACCRUED PERFORMANCE REVENUES – ADDITIONAL DETAIL
Net Accrued Performance Revenues (“NAPR”) are presented net of performance compensation and excludes Performance Revenues realized but not yet distributed as of the reporting date and clawback amounts, if any, which are disclosed in the 10-K/Q. Tactical Opportunities includes Blackstone Growth.
Per Share calculations are based on end of period DE Shares Outstanding (see page 23, Share Summary).

Blackstone |

Notes
on
page
21.
BREP
–
Blackstone
Real
Estate
Partners,
BREIT
–
Blackstone
Real
Estate
Income
Trust,
BPP
–
Blackstone
Property
Partners,
BREDS
–
Blackstone
Real
Estate
Debt
Strategies,
BCP
–
Blackstone
Capital
Partners,
BCOM
–
Blackstone
Communications.
* Represents funds that are currently in their investment period and open ended funds.
($/€ in thousands, except where noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Real Estate
Pre-BREP
140,714
$
-
$
-
$
n/a
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708

-

-

n/a
1,327,708

2.8x
1,327,708

2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339

-

-

n/a
2,531,614

2.1x
2,531,614

2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708

-

-

n/a
3,330,406

2.4x
3,330,406

2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694

-

56,464

1.1x
4,579,740

1.7x
4,636,204

1.7x
13%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418

231,873

215,826

0.9x
13,084,427

2.4x
13,300,253

2.3x
12%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444

550,710

472,084

2.1x
27,242,899

2.5x
27,714,983

2.5x
13%
13%
BREP VII (Aug 2011 / Apr 2015)
13,496,823

1,525,932

5,656,279

1.2x
23,127,388

2.1x
28,783,667

1.9x
22%
14%
BREP VIII (Apr 2015 / Jun 2019)
16,574,719

2,579,746

14,075,783

1.2x
13,664,356

2.3x
27,740,139

1.6x
29%
14%
*BREP IX (Jun 2019 / Dec 2024)
21,007,889

13,398,701

9,638,350

1.3x
1,371,851

1.5x
11,010,201

1.3x
n/m
21%
Total Global BREP
73,120,456
$
18,286,962
$
30,114,786
$
1.3x
90,605,579
$
2.3x
120,720,365
$
1.9x
18%
15%
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
1,373,170
€
2.1x
1,373,170
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008) (e)
1,629,748

-

-

n/a
2,576,670

1.8x
2,576,670

1.8x
8%
8%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,167

461,661

360,225

0.5x
5,738,120

2.5x
6,098,345

2.1x
20%
14%
BREP Europe IV (Sep 2013 / Dec 2016)
6,710,146

1,336,401

2,333,250

1.4x
9,147,085

1.9x
11,480,335

1.8x
20%
14%
BREP Europe V (Dec 2016 / Oct 2019)
7,949,959

1,592,357

8,312,567

1.4x
867,616

2.8x
9,180,183

1.4x
52%
10%
*BREP Europe VI (Oct 2019 / Apr 2025)
9,836,400

6,583,540

3,418,851

1.1x
6,800

n/a
3,425,651

1.1x
n/m
6%
Total BREP Europe
30,155,592
€
9,973,959
€
14,424,893
€
1.3x
19,709,461
€
2.1x
34,134,354
€
1.6x
16%
12%
BREP Asia I (Jun 2013 / Dec 2017)
4,261,983
$
917,283
$
3,554,880
$
1.6x
4,561,771
$
1.9x
8,116,651
$
1.8x
21%
13%
*BREP Asia II (Dec 2017 / Jun 2023)
7,349,172

3,383,780

4,955,595

1.3x
273,502

1.6x
5,229,097

1.3x
50%
11%
BREP Co-Investment (f)
7,055,974

32,096

591,579

1.4x
14,794,053

2.2x
15,385,632

2.2x
16%
16%
Total BREP
126,272,767
$
34,319,574
$
55,789,784
$
1.3x
135,043,298
$
2.2x
190,833,082
$
1.8x
17%
15%
*Core+ BPP (Various) (g)
n/a
n/a
46,270,814

n/a
7,984,496

n/a
54,255,310

n/a
n/m
9%
*Core+ BREIT (Various) (h)
n/a
n/a
24,359,495

n/a
840,788

n/a
25,200,283

n/a
n/a
9%
*BREDS High-Yield (Various) (i)
19,990,223

8,389,472

4,528,956

1.1x
13,444,864

1.3x
17,973,820

1.2x
11%
10%
Private Equity
Corporate Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100

-

-

n/a
3,256,819

2.5x
3,256,819

2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422

-

-

n/a
9,184,688

2.3x
9,184,688

2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330

24,575

18,179

n/a
2,953,649

1.4x
2,971,828

1.4x
6%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182

179,524

121,454

1.4x
21,478,010

2.9x
21,599,464

2.9x
36%
36%
BCP V (Dec 2005 / Jan 2011)
21,009,112

1,035,259

641,901

n/m
37,767,326

1.9x
38,409,227

1.9x
8%
8%
BCP VI (Jan 2011 / May 2016)
15,202,400

1,164,970

11,232,537

2.0x
19,429,252

2.1x
30,661,789

2.1x
17%
13%
BCP VII (May 2016 / Feb 2020)
18,853,441

1,630,722

25,129,155

1.6x
3,807,449

1.8x
28,936,604

1.6x
22%
18%
*BCP VIII (Feb 2020 / Feb 2026)
24,884,732

22,132,923

3,481,571

1.3x
-

n/a
3,481,571

1.3x
n/a
n/m
Energy I (Aug 2011 / Feb 2015)
2,441,558

142,138

931,989

1.4x
3,333,701

1.9x
4,265,690

1.8x
15%
11%
Energy II (Feb 2015 / Feb 2020)
4,914,647

653,279

3,979,873

1.1x
843,246

1.0x
4,823,119

1.1x
(6)%
(2)%
*Energy III (Feb 2020 / Feb 2026)
4,267,583

3,683,594

972,483

1.8x
-

n/a
972,483

1.8x
n/a
106%
*BCP Asia I (Dec 2017 / Dec 2023)
2,410,749

1,317,473

2,209,965

2.1x
160,023

2.2x
2,369,988

2.1x
145%
40%
BCP Asia II (TBD)
3,114,699

3,114,699

-

n/a
-

n/a
-

n/a
n/a
n/a
Core Private Equity I (Jan 2017 / Mar 2021) (j)
4,756,127

1,740,129

5,897,426

1.9x
1,077,112

1.9x
6,974,538

1.9x
28%
23%
*Core Private Equity II (Mar 2021 / Mar 2026) (j)
8,165,403

8,157,699

-

n/a
-

n/a
-

n/a
n/a
n/a
Total Corporate Private Equity
125,118,566
$
44,976,984
$
54,616,533
$
1.6x
105,033,013
$
2.1x
159,649,546
$
1.9x
16%
15%
INVESTMENT RECORDS AS OF MARCH 31, 2021
(a)

Blackstone |

Notes
on
page
21.
BXLS
–
Blackstone
Life
Sciences.
* Represents funds that are currently in their investment period and open ended funds.
($/€ in thousands, except where noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity (continued)
Tactical Opportunities
*Tactical Opportunities (Various)
23,035,391
$
9,071,275
$
15,169,008
$
1.4x
12,916,194
$
1.8x
28,085,202
$
1.6x
17%
13%
*Tactical Opportunities Co-Investment and Other (Various)
9,053,110

2,303,198

3,687,558

1.3x
5,840,305

1.7x
9,527,863

1.5x
19%
16%
Total Tactical Opportunities
32,088,501
$
11,374,473
$
18,856,566
$
1.4x
18,756,499
$
1.8x
37,613,065
$
1.5x
18%
14%
*Blackstone Growth (Jul 2020 / Jul 2025)
4,761,851

4,509,392

549,092

1.3x
463,073

3.4x
1,012,165

1.8x
n/m
n/m
Strategic Partners (Secondaries)
Strategic Partners I-V (Various) (k)
11,863,351

1,048,166

742,256

n/m
17,133,750

n/m
17,876,006

1.5x
n/a
13%
Strategic Partners VI (Apr 2014 / Apr 2016) (k)
4,362,750

1,267,153

1,176,262

n/m
3,502,773

n/m
4,679,035

1.5x
n/a
14%
Strategic Partners VII (May 2016 / Mar 2019) (k)
7,489,970

2,154,869

4,634,275

n/m
2,977,641

n/m
7,611,916

1.4x
n/a
15%
Strategic Partners Real Assets II (May 2017 / Jun 2020) (k)
1,749,807

375,364

1,116,127

n/m
493,155

n/m
1,609,282

1.2x
n/a
12%
*Strategic Partners VIII (Mar 2019 / Jul 2023) (k)
10,763,600

5,256,997

4,474,528

n/m
376,726

n/m
4,851,254

1.4x
n/a
32%
*Strategic Partners Real Estate, SMA and Other (Various) (k)
7,678,498

2,510,678

2,826,383

n/m
1,760,069

n/m
4,586,452

1.3x
n/a
14%
*Strategic Partners Infra III (Jun 2020 / Jul 2024) (k)
3,250,100

2,775,629

90,848

n/m
-

n/a
90,848

1.8x
n/a
n/m
Total Strategic Partners (Secondaries)
47,158,076
$
15,388,856
$
15,060,679
$
n/m
26,244,114
$
n/m
41,304,793
$
1.5x
n/a
14%
*Infrastructure (Various)
13,658,063

9,103,132

5,492,303

1.2x
-

n/a
5,492,303

1.2x
n/a
13%
Life Sciences
Clarus IV (Jan 2018 / Jan 2020)
910,000

372,990

694,759

1.5x
29,630

1.3x
724,389

1.5x
15%
15%
*BXLS V (Jan 2020 / Jan 2025)
4,739,681

4,132,098

731,761

1.4x
-

n/a
731,761

1.4x
n/a
n/m
Credit
Mezzanine / Opportunistic I (Jul 2007 / Oct 2011)
2,000,000
$
97,114
$
21,828
$
1.1x
4,774,747
$
1.6x
4,796,575
$
1.6x
n/a
17%
Mezzanine / Opportunistic II (Nov 2011 / Nov 2016)
4,120,000

1,013,932

858,763

0.6x
5,773,739

1.6x
6,632,502

1.3x
n/a
10%
Mezzanine / Opportunistic III (Sep 2016 / Jan 2021)
6,639,133

1,252,742

5,102,629

1.1x
3,390,488

1.7x
8,493,117

1.3x
n/a
11%
*Mezzanine / Opportunistic IV (Jan 2021 / Jan 2026)
3,309,957

3,157,365

153,993

1.0x
1,246

n/a
155,239

1.0x
n/a
n/a
Stressed / Distressed I (Sep 2009 / May 2013)
3,253,143

76,000

-

n/a
5,775,571

1.3x
5,775,571

1.3x
n/a
9%
Stressed / Distressed II (Jun 2013 / Jun 2018)
5,125,000

547,341

908,998

0.8x
4,662,278

1.2x
5,571,276

1.1x
n/a
1%
*Stressed / Distressed III (Dec 2017 / Dec 2022)
7,356,380

3,911,199

2,142,411

1.0x
1,639,998

1.4x
3,782,409

1.1x
n/a
5%
Energy I (Nov 2015 / Nov 2018)
2,856,867

994,239

1,584,612

1.0x
1,299,843

1.6x
2,884,455

1.2x
n/a
7%
*Energy II (Feb 2019 / Feb 2024)
3,616,081

2,777,742

961,310

1.1x
314,985

1.6x
1,276,295

1.2x
n/a
29%
European Senior Debt I (Feb 2015 / Feb 2019)
1,964,689
€
262,220
€
1,731,478
€
1.0x
1,452,345
€
1.5x
3,183,823
€
1.2x
n/a
5%
*European Senior Debt II (Jun 2019 / Jun 2024)
4,088,344
€
3,144,414
€
941,601
€
1.0x
575,787
€
1.2x
1,517,388
€
1.1x
n/a
21%
Total Credit Drawdown Funds (l)
45,182,219
$
17,831,492
$
14,876,214
$
1.0x
29,959,526
$
1.4x
44,835,740
$
1.3x
n/a
10%
*Direct Lending BDC (Various) (m)
3,926,295

713,254

3,325,418

n/a
321,007

n/a
3,646,425

n/a
n/a
9%
INVESTMENT RECORDS AS OF MARCH 31, 2021    – (CONT’D)
(a)

Blackstone |

The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group Inc.
INVESTMENT RECORDS AS OF MARCH 31, 2021 – NOTES
n/m
Not meaningful generally due to the limited time since initial investment.
n/a
Not applicable.
(a)
Excludes investment vehicles where Blackstone does not earn fees.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.
(d)
Unless otherwise indicated, Net Internal Rate of Return (“IRR”) represents the annualized inception to March 31, 2021 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date of cash flows may differ from the Investment Period Beginning Date.
(e)
The 8% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International II performance reflects a 7% Realized Net IRR and a 7% Total Net IRR.
(f)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.
(g)
BPP represents the Core+ real estate funds which invest with a more modest risk profile and lower leverage. Committed Capital and Available
Capital are not regularly reported to investors in our Core+ strategy and are not applicable in the context of these funds.
(h)
Unrealized Investment Value reflects BREIT’s net asset value as of March 31, 2021. Realized Investment Value represents BREIT’s cash distributions, net of servicing fees. The BREIT net return reflects a per share blended return, assuming BREIT had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. These returns are not representative of the returns experienced by any particular investor or share class. Inception to date net returns are presented on an annualized basis and are from January 1, 2017. Committed Capital and Available Capital are not regularly reported to investors in our Core+
strategy and are not applicable in the context of this vehicle.
(i)
BREDS High-Yield represents the flagship real estate debt drawdown funds only and excludes BREDS High-Grade.
(j)
Blackstone Core Equity Partners is a core private equity strategy which invests with a more modest risk profile and longer hold period than traditional private equity.
(k)
Realizations are treated as return of capital until fully recovered and therefore unrealized and realized MOICs are not meaningful. If information is not available on a timely basis, returns are calculated from results that are reported on a three month lag and therefore do not include the impact of economic and market activities in the quarter in which such events occur.
(l)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds presented.
(m)
Unrealized Investment Value reflects Blackstone Secured Lending Fund’s (“BXSL”) net asset value as of March 31, 2021. Realized Investment Value represents BXSL’s cash distributions. BXSL’s net return is annualized and calculated since inception starting on November 20, 2018, as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the
Company’s dividend reinvestment plan) divided by the beginning NAV per share.

Blackstone |

SHAREHOLDER DIVIDENDS
Generated $0.96 of Distributable Earnings per common share during the quarter, bringing the LTM amount to $3.15 per common share.
Blackstone declared a quarterly dividend of $0.82 per common share to record holders as of May 3, 2021; payable on
May 10, 2021.
% Change
% Change
($ in thousands, except per share data)
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
vs. 1Q'20
1Q'20 LTM
1Q'21 LTM
vs. 1Q'20 LTM
Distributable Earnings
557,111
$
547,983
$
772,096
$
1,464,406
$
1,192,244
$
114%
2,889,932
$
3,976,729
$
38%
Add: Other Payables Attributable to
Common Shareholders
9,200
45,673
23,461
154,783
61,249
566%
137,247
285,166
108%
DE before Certain Payables
566,311
593,656
795,557
1,619,189
1,253,493
121%
3,027,179
4,261,895
41%
Percent to Common Shareholders
58%
58%
58%
59%
59%
57%
59%
DE before Certain Payables Attributable to
Common Shareholders
325,990
344,390
464,233
949,854
741,662
128%
1,715,525
2,500,139
46%
Less: Other Payables Attributable to
Common Shareholders
(9,200)
(45,673)
(23,461)
(154,783)
(61,249)
566%
(137,247)
(285,166)
108%
DE Attributable to Common Shareholders
316,790
298,717
440,772
795,071
680,413
115%
1,578,278
2,214,973
40%
DE per Common Share
0.46
$
0.43
$
0.63
$
1.13
$
0.96
$
109%
2.33
3.15
35%
Less: Retained Capital per Common Share
(0.07)
$
(0.06)
$
(0.09)
$
(0.17)
$
(0.14)
$
100%
(0.36)
$
(0.46)
$
28%
Actual Dividend per Common Share
0.39
$
0.37
$
0.54
$
0.96
$
0.82
$
110%
1.97
$
2.69
$
37%
Record Date
May 3, 2021
Payable Date
May 10, 2021
A detailed description of Blackstone’s dividend policy and the definition of Distributable Earnings can be found on pages 34-35, Definitions and Dividend
Policy. See additional notes on page 33.
$
$

Blackstone |

SHARE SUMMARY
Distributable Earnings Shares Outstanding as of quarter end of 1.202 billion shares.
–
Repurchased 4.0 million common shares over the LTM.
Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
Participating Common Shares
687,869,905

697,597,036

700,649,135

703,959,789

711,065,543

Participating Partnership Units
507,101,000

504,912,855

500,054,874

496,060,455

490,716,529

Distributable Earnings Shares Outstanding
1,194,970,905

1,202,509,891

1,200,704,009

1,200,020,244

1,201,782,072

24 Blackstone | Reconciliations and Disclosures

Blackstone |

RECONCILIATION OF GAAP TO NON-GAAP MEASURES
Notes on page 26-27.
QTD
LTM
($ in thousands)
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
1Q'20
1Q'21
Net Income (Loss) Attributable to The Blackstone Group Inc.
(1,066,492)
$
568,266
$
794,719
$
748,870
$
1,747,872
$
501,886
$
3,859,727
$
Net Income (Loss) Attributable to Non-Controlling Interests
in Blackstone Holdings
(880,117)
495,128
638,803
759,110
1,235,784
57,250
3,128,825
Net Income (Loss) Attributable to Non-Controlling Interests
in Consolidated Entities
(645,077)
294,378
259,761
308,055
386,850
(355,131)
1,249,044
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
(15,469)
(3,426)
6,868
(1,871)
629
(18,070)
2,200
Net Income (Loss)
(2,607,155)
$
1,354,346
$
1,700,151
$
1,814,164
$
3,371,135
$
185,935
$
8,239,796
$
Provision (Benefit) for Taxes
(158,703)
147,415
100,960
266,342
(447)
(247,810)
514,270
Income (Loss) Before Provision (Benefit) for Taxes
(2,765,858)
$
1,501,761
$
1,801,111
$
2,080,506
$
3,370,688
$
(61,875)
$
8,754,066
$
Transaction-Related Charges (a)
46,994
76,160
47,283
70,292
27,888
166,156
221,623
Amortization of Intangibles (b)
16,483
16,483
16,483
16,535
17,124
65,931
66,625
Impact of Consolidation (c)
660,546
(290,952)
(266,629)
(306,184)
(387,479)
373,201
(1,251,244)
Unrealized Performance Revenues (d)
3,453,446
(1,067,923)
(1,403,480)
(597,285)
(2,464,497)
2,991,111
(5,533,185)
Unrealized Performance Allocations Compensation (e)
(1,397,378)
454,813
509,474
278,575
1,049,969
(1,144,108)
2,292,831
Unrealized Principal Investment (Income) Loss (f)
616,610
(223,316)
(177,125)
(114,427)
(423,934)
643,208
(938,802)
Other Revenues (g)
(138,151)
55,606
192,623
143,615
(60,273)
(204,409)
331,571
Equity-Based Compensation (h)
87,472
89,341
89,862
67,092
144,272
250,890
390,567
Administrative Fee Adjustment (i)
-
-
2,719
2,546
2,708
-
7,973
Taxes and Related Payables (j)
(23,053)
(63,990)
(40,225)
(176,859)
(84,222)
(190,173)
(365,296)
Distributable Earnings
557,111
$
547,983
$
772,096
$
1,464,406
$
1,192,244
$
2,889,932
$
3,976,729
$
Taxes and Related Payables (j)
23,053
63,990
40,225
176,859
84,222
190,173
365,296
Net Interest (Income) Loss (k)
3,941
12,634
12,731
5,604
12,928
11,443
43,897
Total Segment Distributable Earnings
584,105
$
624,607
$
825,052
$
1,646,869
$
1,289,394
$
3,091,548
$
4,385,922
$
Realized Performance Revenues (l)
(167,233)
(102,177)
(319,954)
(1,276,629)
(401,323)
(1,581,106)
(2,100,083)
Realized Performance Compensation (m)
71,302
37,787
121,730
483,528
150,924
589,997
793,969
Realized Principal Investment Income (n)
(20,290)
(18,938)
(15,884)
(103,821)
(298,156)
(218,537)
(436,799)
Fee Related Earnings
467,884
$
541,279
$
610,944
$
749,947
$
740,839
$
1,881,902
$
2,643,009
$
Adjusted EBITDA Reconciliation
Distributable Earnings
557,111
$
547,983
$
772,096
$
1,464,406
$
1,192,244
$
2,889,932
$
3,976,729
$
Interest Expense (o)
41,540
38,924
39,228
45,330
44,340
194,936
167,822
Taxes and Related Payables (j)
23,053
63,990
40,225
176,859
84,222
190,173
365,296
Depreciation and Amortization
7,512
8,110
9,568
9,946
12,293
28,073
39,917
Adjusted EBITDA
629,216
$
659,007
$
861,117
$
1,696,541
$
1,333,099
$
3,303,114
$
4,549,764
$

Blackstone |

Note:
See pages 34-35, Definitions and Dividend Policy.
(a)
This adjustment removes Transaction-Related Charges, which are excluded from Blackstone’s segment presentation. Transaction-Related Charges arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of
equity-based compensation
charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.
(b)
This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation. This amount includes amortization of intangibles associated with Blackstone’s investment in Pátria, which was historically accounted for under the equity method. As a result of Pátria’s
IPO in January 2021, equity method has been discontinued and there will no longer be amortization of intangibles associated with the
investment.
(c)
This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(d)
This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance
revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(e)
This adjustment removes Unrealized Performance Allocations Compensation.
(f)
This adjustment removes Unrealized Principal Investment Income (Loss) on a segment basis. The Segment Adjustment represents (1) the add back of
Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(g)
This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of certain Transaction-Related Charges.
(h)
This adjustment removes Equity-Based Compensation on a segment basis.
(i)
This adjustment adds an amount equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership
Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other
Operating Expenses in
Blackstone’s segment presentation.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES
QTD
LTM
($ in thousands)
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
1Q'20
1Q'21
GAAP Unrealized Performance Allocations
(3,453,081)
$
1,067,923
$
1,403,480
$
597,285
$
2,464,497
$
(2,990,748)
$
5,533,185
$
Segment Adjustment
(365)
-
-
-
-
(363)
-
Unrealized Performance Revenues
(3,453,446)
$
1,067,923
$
1,403,480
$
597,285
$
2,464,497
$
(2,991,111)
$
5,533,185
$
QTD
LTM
($ in thousands)
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
1Q'20
1Q'21
GAAP Unrealized Principal Investment Income (Loss)
(959,365)
$
331,762
$
295,308
$
217,688
$
639,315
$
(913,406)
$
1,484,073
$
Segment Adjustment
342,755
(108,446)
(118,183)
(103,261)
(215,381)
270,198
(545,271)
Unrealized Principal Investment Income (Loss)
(616,610)
$
223,316
$
177,125
$
114,427
$
423,934
$
(643,208)
$
938,802
$
QTD
LTM
($ in thousands)
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
1Q'20
1Q'21
GAAP Other Revenue
138,180
$
(55,580)
$
(192,159)
$
(143,583)
$
60,304
$
207,923
$
(331,018)
$
Segment Adjustment
(29)
(26)
(464)
(32)
(31)
(3,514)
(553)
Other Revenues
138,151
$
(55,606)
$
(192,623)
$
(143,615)
$
60,273
$
204,409
$
(331,571)
$

Blackstone |

(k)
This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of
Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest
expense associated with the Tax Receivable Agreement.
(k)
(l)
This adjustment removes the total segment amount of Realized Performance Revenues.
(m)
This adjustment removes the total segment amount of Realized Performance Compensation.
(n)
This adjustment removes the total segment amount of Realized Principal Investment Income.
(o)
This adjustment adds back Interest Expense on a segment basis, excluding interest expense related to the Tax Receivable Agreement.
Reconciliation of GAAP Shares of Common Stock Outstanding to Distributable Earnings Shares Outstanding
Disclosure of Weighted-Average Shares Common Stock Outstanding
(j)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision
(Benefit) for Taxes and adjusted to exclude the tax impact of any divestitures. Related Payables represent tax-related payables including the amount payable under the Tax Receivable Agreement. Please refer to page 34 for the full definition of Taxes and Related Payables.
QTD
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
GAAP Shares of Common Stock Outstanding
676,630,489

676,874,583

680,680,748

683,875,544

690,569,563

Unvested Participating Common Shares
11,239,416

20,722,453

19,968,387

20,084,245

20,495,980

Total Participating Common Shares
687,869,905

697,597,036

700,649,135

703,959,789

711,065,543

Participating Partnership Units
507,101,000

504,912,855

500,054,874

496,060,455

490,716,529

Distributable Earnings Shares Outstanding
1,194,970,905

1,202,509,891

1,200,704,009

1,200,020,244

1,201,782,072

QTD
LTM
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
1Q'20
1Q'21
Total GAAP Weighted-Average Shares of Common Stock
     Outstanding - Basic
676,305,359

698,534,168

700,184,580

702,543,279

709,033,212

678,847,270

702,549,444

Weighted-Average Shares of Unvested Deferred Restricted
     Common Stock
-

123,340

343,386

436,255

879,132

314,450

445,528

Weighted-Average Blackstone Holdings Partnership Units
-

505,754,449

-

-

-

-

-

Total GAAP Weighted-Average Shares of Common Stock
     Outstanding - Diluted
676,305,359

1,204,411,957

700,527,966

702,979,534

709,912,344

679,161,720

702,994,972

QTD
LTM
($ in thousands)
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
1Q'20
1Q'21
Taxes
16,274
$
48,462
$
32,518
$
163,315
$
69,609
$
141,346
$
313,904
$
Related Payables
6,779
15,528
7,707
13,544
14,613
48,827
51,392
Taxes and Related Payables
23,053
$
63,990
$
40,225
$
176,859
$
84,222
$
190,173
$
365,296
$
QTD
LTM
($ in thousands)
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
1Q'20
1Q'21
GAAP Interest and Dividend Revenue
35,084
$
23,924
$
26,497
$
39,726
$
31,412
$
173,398
$
121,559
$
Segment Adjustment
2,515
2,366
-
-
-
10,095
2,366
Interest and Dividend Revenue
37,599
$
26,290
$
26,497
$
39,726
$
31,412
$
183,493
$
123,925
$
GAAP Interest Expense
41,644
$
39,276
$
39,540
$
45,702
$
44,983
$
199,290
$
169,501
$
Segment Adjustment
(104)
(352)
(312)
(372)
(643)
(4,354)
(1,679)
Interest Expense
41,540
$
38,924
$
39,228
$
45,330
$
44,340
$
194,936
$
167,822
$
Net Interest Income (Loss)
(3,941)
$
(12,634)
$
(12,731)
$
(5,604)
$
(12,928)
$
(11,443)
$
(43,897)
$
RECONCILIATION
OF
GAAP
TO
NON-GAAP
MEASURES
–
NOTES
(CONT’D)

Blackstone |

BLACKSTONE’S FIRST QUARTER 2021 GAAP BALANCE SHEET RESULTS
($ in thousands) (unaudited)
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
Assets
Cash and Cash Equivalents
2,068,326
$
1,976,512
$
2,628,895
$
1,999,484
$
2,862,422
$
Cash Held by Blackstone Funds and Other
318,003
343,201
85,218
64,972
109,285
Investments
16,430,701
18,973,373
14,423,456
15,617,142
17,943,309
Accounts Receivable
696,729
498,600
477,601
866,158
975,610
Due from Affiliates
2,706,112
2,431,512
2,817,304
3,221,515
3,015,318
Intangible Assets, Net
379,758
362,008
344,258
347,955
340,478
Goodwill
1,869,860
1,869,860
1,869,860
1,901,485
1,890,185
Other Assets
541,896
501,351
544,905
481,022
434,475
Right-of-Use Assets
542,757
568,663
544,361
526,943
736,633
Deferred Tax Assets
1,392,352
1,319,301
1,305,707
1,242,576
1,402,271
Total Assets
26,946,494
$
28,844,381
$
25,041,565
$
26,269,252
$
29,709,986
$
Liabilities and Equity
Loans Payable
10,392,903
$
10,839,568
$
5,570,888
$
5,644,653
$
5,573,965
$
Due to Affiliates
1,247,098
1,268,571
1,064,336
1,135,041
1,161,775
Accrued Compensation and Benefits
1,965,237
2,551,056
3,349,418
3,433,260
4,376,226
Securities Sold, Not Yet Purchased
51,498
51,395
51,231
51,033
33,160
Repurchase Agreements
105,133
80,620
80,597
76,808
58,050
Operating Lease Liabilities
605,809
637,946
621,408
620,844
842,692
Accounts Payable, Accrued Expenses and Other Liabilities
1,000,708
919,195
804,009
717,104
838,930
Total Liabilities
15,368,386
16,348,351
11,541,887
11,678,743
12,884,798
Redeemable Non-Controlling Interests in Consolidated Entities
72,066
68,564
63,384
65,161
65,546
Equity
Common Stock, $0.00001 par value (690,569,563 shares issued
and outstanding as of March 31, 2021)
7
7
7
7
7
Series I Preferred Stock, $0.00001
par value (1
share issued
and outstanding as of March 31, 2021)
-
-
-
-
-
Series II Preferred Stock, $0.00001 par value (1
share issued
and outstanding as of March 31, 2021)
-
-
-
-
-
Additional Paid-in-Capital
6,298,093
6,272,040
6,243,722
6,332,105
6,446,829
Retained Earnings
(871,948)
(574,295)
(36,432)
335,762
1,408,768
Accumulated Other Comprehensive Loss
(41,533)
(36,758)
(27,407)
(15,831)
(11,454)
Non-Controlling Interests in Consolidated Entities
3,591,160
3,900,429
3,946,190
4,042,157
4,390,594
Non-Controlling Interests in Blackstone Holdings
2,530,263
2,866,043
3,310,214
3,831,148
4,524,898
Total Equity
11,506,042
12,427,466
13,436,294
14,525,348
16,759,642
Total Liabilities and Equity
26,946,494
$
28,844,381
$
25,041,565
$
26,269,252
$
29,709,986
$
During 3Q’20, Blackstone deconsolidated CLO vehicles as a result of ownership restructuring. The deconsolidation of CLO vehicles reduced Blackstone’s GAAP consolidated Total Assets, Total Liabilities and Non-Controlling Interests in Consolidated Entities by $6.8 billion, $6.6 billion, and $216 million, respectively.
See page 29, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.

Blackstone |

RECONCILIATION OF GAAP TO NON-GAAP BALANCE SHEET MEASURES
(a)
This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)
Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)
Represents Performance Revenues realized but not yet distributed as of the reporting date and are included in Distributable Earnings in the period they are realized.
(d)
Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to Affiliates.
(e)
This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, reverse repurchase agreements and Due from
Affiliates.
(f)
This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities, Repurchase
Agreements and securities sold short, not yet purchased.
(g)
This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(h)
This adjustment removes amounts related to consolidated Blackstone Funds.
($ in thousands)
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
Investments of Consolidated Blackstone Funds
7,275,752
$
7,943,531
$
1,500,398
$
1,455,008
$
1,459,804
$
Equity Method Investments
Partnership Investments
3,553,538
3,873,346
4,144,249
4,353,234
4,676,341
Accrued Performance Allocations
3,761,585
4,715,510
6,112,904
6,891,262
9,367,251
Corporate Treasury Investments
1,653,950
2,205,843
2,390,982
2,579,716
1,726,285
Other Investments
185,876
235,143
274,923
337,922
713,628
Total GAAP Investments
16,430,701
$
18,973,373
$
14,423,456
$
15,617,142
$
17,943,309
$
Accrued
Performance
Allocations
-
GAAP
3,761,585
$
4,715,510
$
6,112,904
$
6,891,262
$
9,367,251
$
Impact of Consolidation (a)
19
19
1
1
1
Due
from
Affiliates
-
GAAP
(b)
20,910
20,642
21,499
165,678
56,274
Less: Net Realized Performance Revenues (c)
(31,719)
(38,592)
(75,328)
(313,610)
(269,426)
Less:
Accrued
Performance
Compensation
-
GAAP
(d)
(1,563,672)
(1,989,219)
(2,509,357)
(2,917,609)
(3,952,253)
Net Accrued Performance Revenues
2,187,123
$
2,708,360
$
3,549,719
$
3,825,722
$
5,201,847
$
Corporate
Treasury
Investments
-
GAAP
1,653,950
$
2,205,843
$
2,390,982
$
2,579,716
$
1,726,285
$
Impact of Consolidation (a)
131,248
141,371
143,131
148,911
154,306
Other Assets (e)
374,064
271,615
525,864
947,565
766,285
Other Liabilities (f)
(46,635)
(69,326)
(124,734)
(30,355)
(61,599)
Corporate
Treasury
Investments
-
Deconsolidated
2,112,627
$
2,549,503
$
2,935,243
$
3,645,837
$
2,585,277
$
Partnership and Other Investments -
GAAP
3,739,414
$
4,108,489
$
4,419,172
$
4,691,156
$
5,389,969
$
Impact of Consolidation (g)
(2,111,945)
(2,316,855)
(2,470,797)
(2,626,765)
(2,935,148)
GP/Fund
Investments
-
Deconsolidated
1,627,469
$
1,791,634
$
1,948,375
$
2,064,391
$
2,454,821
$
Loans
Payable
-
GAAP
10,392,903
$
10,839,568
$
5,570,888
$
5,644,653
$
5,573,965
$
Impact of Consolidation (h)
(5,817,702)
(6,232,787)
(99)
(99)
(100)
Outstanding
Bonds
-
Carrying
Value
4,575,201
4,606,781
5,570,789
5,644,554
5,573,865
Unamortized Discount
79,449
78,319
87,361
87,846
85,635
Outstanding
Bonds
(at
par)
-
Deconsolidated
4,654,650
$
4,685,100
$
5,658,150
$
5,732,400
$
5,659,500
$

Blackstone |

RECONCILIATION OF GAAP TO TOTAL SEGMENTS
QTD
LTM
($ in thousands)
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
1Q'20
1Q'21
Management and Advisory Fees, Net
GAAP
934,832
$
969,728
$
1,053,851
$
1,134,138
$
1,177,815
$
3,597,261
$
4,335,532
$
Segment Adjustment (a)
5,735

7,005

3,989

1,887

390

13,480

13,271

Total Segment
940,567
$
976,733
$
1,057,840
$
1,136,025
$
1,178,205
$
3,610,741
$
4,348,803
$
GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues
GAAP
Incentive Fees
12,161

15,300

13,498

97,702

36,124

129,940

162,624

Investment Income - Realized Performance Allocations
167,530

101,910

371,406

1,465,154

534,367

1,664,155

2,472,837

GAAP
179,691
$
117,210
$
384,904
$
1,562,856
$
570,491
$
1,794,095
$
2,635,461
$
Total Segment
Less: Realized Performance Revenues
(167,233)

(102,177)

(319,954)

(1,276,629)

(401,323)

(1,581,106)

(2,100,083)

Segment Adjustment (b)
8

-

-

-

-

3,699

-

Total Segment
12,466
$
15,033
$
64,950
$
286,227
$
169,168
$
216,688
$
535,378
$
GAAP Compensation to Total Segment Fee Related Compensation
GAAP
Compensation
476,543

458,457

460,983

459,636

542,638

1,825,476

1,921,714

Incentive Fees Compensation
6,522

8,432

7,385

22,086

13,325

45,416

51,228

Realized Performance Allocations Compensation
72,423

38,569

142,149

590,089

213,027

648,970

983,834

GAAP
555,488
$
505,458
$
610,517
$
1,071,811
$
768,990
$
2,519,862
$
2,956,776
$
Total Segment
Less: Realized Performance Compensation
(71,302)

(37,787)

(121,730)

(483,528)

(150,924)

(589,997)

(793,969)

Less: Equity-Based Compensation - Operating Compensation
(85,334)

(87,205)

(88,180)

(65,397)

(141,674)

(243,310)

(382,456)

Less: Equity-Based Compensation - Performance Compensation
(2,138)

(2,136)

(1,682)

(1,695)

(2,598)

(7,580)

(8,111)

Segment Adjustment (c)
(50,450)

(71,426)

(38,292)

(38,422)

(28,684)

(320,164)

(176,824)

Total Segment
346,264
$
306,904
$
360,633
$
482,769
$
445,110
$
1,358,811
$
1,595,416
$
GAAP General, Administrative and Other to Total Segment Other Operating Expenses
GAAP
157,566
$
169,051
$
171,041
$
214,124
$
185,122
$
690,912
$
739,338
$
Segment Adjustment (d)
(18,681)

(25,468)

(19,828)

(24,588)

(23,698)

(104,196)

(93,582)

Total Segment
138,885
$
143,583
$
151,213
$
189,536
$
161,424
$
586,716
$
645,756
$
Realized Performance Revenues
GAAP
Incentive Fees
12,161

15,300

13,498

97,702

36,124

129,940

162,624

Investment Income - Realized Performance Allocations
167,530

101,910

371,406

1,465,154

534,367

1,664,155

2,472,837

GAAP
179,691
$
117,210
$
384,904
$
1,562,856
$
570,491
$
1,794,095
$
2,635,461
$
Total Segment
Less: Fee Related Performance Revenues
(12,466)

(15,033)

(64,950)

(286,227)

(169,168)

(216,688)

(535,378)

Segment Adjustment (b)
8

-

-

-

-

3,699

-

Total Segment
167,233
$
102,177
$
319,954
$
1,276,629
$
401,323
$
1,581,106
$
2,100,083
$

Blackstone |

This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated
Statement of Operations (page 1). Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds
Blackstone manages and
excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related Charges.
(a)
Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and
(2)
the removal of revenue from the reimbursement of certain expenses by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total Segment measures.
(b)
Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)
Represents the removal of Transaction-Related Charges that are not recorded in the Total Segment measures.
(d)
Represents the removal of (1) the amortization of transaction-related intangibles, and (2) certain expenses reimbursed by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total Segment measures. Beginning in 3Q'20,
includes a reduction equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units which is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone's segment presentation.
(e)
Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(f)
Represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.
QTD
LTM
($ in thousands)
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
1Q'20
1Q'21
Realized Performance Compensation
GAAP
Incentive Fee Compensation
6,522
$
8,432
$
7,385
$
22,086
$
13,325
$
45,416
$
51,228
$
Realized Performance Allocations Compensation
72,423

38,569

142,149

590,089

213,027

648,970

983,834

GAAP
78,945
$
47,001
$
149,534
$
612,175
$
226,352
$
694,386
$
1,035,062
$
Total Segment
Less: Fee Related Performance Compensation
(5,505)

(7,078)

(26,122)

(126,952)

(72,830)

(96,809)

(232,982)

Less: Equity-Based Compensation - Performance Compensation
(2,138)

(2,136)

(1,682)

(1,695)

(2,598)

(7,580)

(8,111)

Total Segment
71,302
$
37,787
$
121,730
$
483,528
$
150,924
$
589,997
$
793,969
$
Realized Principal Investment Income
GAAP
48,695
$
61,102
$
61,017
$
220,814
$
355,038
$
368,912
$
697,971
$
Segment Adjustment (e)
(28,405)

(42,164)

(45,133)

(116,993)

(56,882)

(150,375)

(261,172)

Total Segment
20,290
$
18,938
$
15,884
$
103,821
$
298,156
$
218,537
$
436,799
$
GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest Income (Loss)
GAAP
Interest and Dividend Revenue
35,084

23,924

26,497

39,726

31,412

173,398

121,559

Interest Expense
(41,644)

(39,276)

(39,540)

(45,702)

(44,983)

(199,290)

(169,501)

GAAP
(6,560)
$
(15,352)
$
(13,043)
$
(5,976)
$
(13,571)
$
(25,892)
$
(47,942)
$
Segment Adjustment (f)
2,619

2,718

312

372

643

14,449

4,045

Total Segment
(3,941)
$
(12,634)
$
(12,731)
$
(5,604)
$
(12,928)
$
(11,443)
$
(43,897)
$
RECONCILIATION OF GAAP TO TOTAL SEGMENTS – (CONT’D)

Blackstone |

NOTES
Notes
to
page
1
-
Blackstone’s
First
Quarter
2021
GAAP
Results
Effective July 1, 2019, The Blackstone Group L.P. converted from a Delaware limited partnership to a Delaware corporation, The Blackstone
Group Inc. (the "Conversion"). This presentation includes results for The Blackstone Group L.P. prior to the Conversion. As of any time prior to the Conversion, references to "Blackstone," the "Company," "our" and similar terms mean The Blackstone Group L.P. and its consolidated subsidiaries and, as of any time after the Conversion, The Blackstone Group Inc. and its consolidated subsidiaries.
Effective February 26, 2021, Blackstone effectuated changes to rename its Class A common stock as "common stock," and to reclassify its Class B and Class C common stock into a new "Series I preferred stock" and "Series II preferred stock," respectively (the "share reclassification"). Each new
stock
has
the
same
rights
and
powers
of
its
predecessor.
All
references
to
common
stock,
Series
I
preferred
stock
and
Series
II
preferred
stock prior to the share reclassification refer to Class A, Class B and Class C common stock, respectively.
Income
(Loss)
Before
Provision
(Benefit)
for
Taxes
Margin
is
calculated
by
dividing
Income
(Loss)
Before
Provision
(Benefit)
for
Taxes
by
Total
Revenues.
Notes
to
page
2
-
Blackstone’s
First
Quarter
2021
Highlights
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable
Blackstone Funds and not those of Blackstone.
Notes
to
page
5
-
Investment
Performance
and
Net
Accrued
Performance
Revenues
Core+ appreciation represents a weighted average of BREIT’s per share appreciation and BPP appreciation for the period. The returns are weighted based on the average of BREIT’s monthly net asset values and the average of BPP’s quarterly adjusted beginning period market values for the period.
Results for the Secondaries business (also referred to as Strategic Partners) are reported on a three month lag from the Secondaries’ fund financial statements, which generally report based on a three month lag from the underlying fund investments unless information is available on a more timely basis. As a result, the appreciation presented herein does not include the impact of economic and market activity in the current quarter. Current market activity is expected to affect reported results in upcoming quarters.
The BPS Composite gross and net returns
are
based on the BAAM Principal Solutions (“BPS”) Composite, which includes only BAAM-managed commingled and customized multi-manager funds and accounts and does not include BAAM’s individual investor solutions (liquid alternatives),
strategic capital (seeding and GP minority stakes), strategic opportunities (co-invests), and advisory (non-discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation and, in the case of net returns, non fee-paying assets are
also
excluded.
The
funds/accounts
that
comprise
the
BPS
Composite
are
not
managed
within
a
single
fund
or
account
and
are
managed
with
different mandates. There is no guarantee that BAAM would have made the same mix of investments in a stand-alone fund/account. The BPS
Composite is not an investible product and, as such, the performance of the BPS Composite does not represent the performance of an actual fund or account.

Blackstone |

Notes
to
page
5
-
Investment
Performance
and
Net
Accrued
Performance
Revenues
(Cont’d)
Effective
1Q’21,
Credit
returns
are
presented
as
separate
returns
for
Private
Credit
and
Liquid
Credit
instead
of
as
a
Credit
Composite.
Private
Credit
returns
include
mezzanine
lending
funds
and
middle
market
direct
lending
funds
(including
Blackstone
Secured
Lending
Fund
(“BXSL”)),
stressed/distressed strategies (including stressed/distressed funds and credit alpha strategies) and energy strategies. Liquid Credit returns include CLOs, closed-ended funds, open-ended funds and separately managed accounts. Only fee-earning funds exceeding $100 million of fair value at the beginning of each respective quarter-end are included. Funds in liquidation and funds investing primarily in investment grade corporate
credit,
and
our
structured
products
group
are
excluded.
Blackstone
Funds
that
were
contributed
to
Blackstone
Credit
as
part
of
Blackstone’s
acquisition
of
Blackstone
Credit,
formerly
known
as
GSO,
in
March
2008
and
the
pre-acquisition
date
performance
for
funds
and
vehicles
acquired
by
Blackstone
Credit
subsequent
to
March
2008,
are
also
excluded.
Credit
Composite
gross
returns
were
1.6%
and
22.2%
for
1Q’21 and 1Q’21 LTM, respectively. Credit Composite net returns were 1.3% and 20.3% for 1Q’21 and 1Q’21 LTM, respectively.
Notes
to page 13 -
Credit & Insurance
Total investable capital includes anticipated leverage and affiliated funds investing alongside the strategy.
Notes
to
page
16
–
Assets
Under
Management
-
Rollforward
In
4Q’20,
the
methodology
for
Total
AUM
was
updated
with
respect
to
the
relevant
segment
for
certain
real
estate,
secondaries
and
credit
funds
to include permanent fund level leverage (as this represents additional capital the fund is managing), to include uncalled capital commitments until they are legally expired and to exclude certain uncalled capital commitments where the investors have complete discretion over investment. As a result, included within market activity for the LTM period is a one-time methodology change of $3.8 billion, $1.9 billion, and
$(1.5)
billion
for
Real
Estate,
Private
Equity,
and
Credit
&
Insurance,
respectively.
Funds
without
an
adjustment
were
either
already
applying
that methodology in reporting Total AUM or the updates were not applicable.
Subsequent
to
4Q’20,
increases/decreases
in
permanent
fund
level
leverage
and
uncalled
capital
commitments
that
have
not
legally
expired
where investors do not have complete discretion over investment for the aforementioned funds will be reflected as inflows, outflows, realizations and/or market activity, as the case may be.
Notes
to
page
22
–
Shareholder
Dividends
DE
before
Certain
Payables
represents
Distributable
Earnings
before
the
deduction
for
the
Payable
Under
Tax
Receivable
Agreement
and
tax
expense (benefit) of wholly owned subsidiaries. Common Shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying
subsidiaries
and
bear
responsibility
for
the
deduction
from
Distributable
Earnings
of
the
Payable
Under
Tax
Receivable
Agreement
and
certain other tax-related payables.
Per
Share
calculations
are
based
on
end
of
period
Participating
Common
Shares
(page
23,
Share
Summary);
actual
dividends
are
paid
to
shareholders as of the applicable record date.
Retained
capital
is
withheld
pro
rata
from
common
and
Blackstone
Holdings
Partnership
unitholders.
Common
shareholders’
share
was
$100
million for 1Q’21 and $324 million for 1Q’21 LTM.
NOTES – (CONT’D)

Blackstone |

DEFINITIONS AND DIVIDEND POLICY
Blackstone
discloses
the
following
operating
metrics
and
financial
measures
that
are
calculated
and
presented
on
the
basis
of
methodologies
other
than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
Segment
Distributable
Earnings,
or
“Segment
DE”,
is
Blackstone’s
segment
profitability
measure
used
to
make
operating
decisions
and
assess
performance across Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee
Related Earnings and Net Realizations for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in Blackstone’s consolidated operating partnerships, removes the amortization of intangible assets and removes Transaction-Related Charges. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.
–
Net Realizations
is presented on a segment basis and is the sum of Realized Principal Investment Income and Realized Performance
Revenues (which refers to Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance
Compensation (which refers to Realized Performance Compensation excluding Fee Related Performance Compensation and Equity-Based
Performance Compensation).
–
Total
Segment
Revenues
and
Segment
Revenues
represent
Net
Management
and
Advisory
Fees,
Fee
Related
Performance
Revenues,
Realized Performance Revenues and Realized Principal Investment Income.
Distributable Earnings, or “DE”, is derived from Blackstone’s segment reported results. DE is used to assess performance and amounts available for dividends to Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings
Partnerships. DE is the sum of Segment DE plus Net Interest Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for
Taxes.
–
Net Interest Income (Loss)
is presented on a segment basis and is equal to Interest and Dividend Revenue less Interest Expense, adjusted for the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.
–
Taxes and Related Payables
represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on
Income
(Loss)
Before
Provision
(Benefit)
for
Taxes
and
including
the
Payable
under
the
Tax
Receivable
Agreement.
Further,
the
current
tax
provision utilized when calculating Taxes and Related Payables and DE reflects the benefit of deductions available to the company on certain expense items that are excluded from the underlying calculation of Segment DE and Total Segment Distributable Earnings, such as equity-
based compensation charges and certain Transaction-Related Charges where there is a current tax provision or benefit. The economic assumptions and methodologies that impact the implied income tax provision are the same as those methodologies and assumptions used in calculating the current income tax provision for Blackstone’s consolidated statements of operations under U.S. GAAP, excluding the impact of
divestitures
and
accrued
tax
contingencies
and
refunds
which
are
reflected
when
paid
or
received.
Management
believes
that
including
the
amount
payable
under
the
tax
receivable
agreement
and
utilizing
the
current
income
tax
provision
adjusted
as
described
above
when
calculating DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders.
Fee Related Earnings, or “FRE”, is a performance measure used to assess Blackstone’s ability to generate profits from revenues that are measured
and
received
on
a
recurring
basis
and
not
subject
to
future
realization
events.
FRE
equals
management
and
advisory
fees
(net
of
management fee reductions and offsets) plus Fee Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and
(b)
Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of
Income (Loss) Before Provision (Benefit) for Taxes.

Blackstone |

–
Fee
Related
Compensation
is
presented
on
a
segment
basis
and
refers
to
the
compensation
expense,
excluding
Equity-Based
Compensation,
directly related to (a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related
Performance Compensation.
–
Fee
Related
Performance
Revenues
refers
to
the
realized
portion
of
Performance
Revenues
from
Perpetual
Capital
that
are
(a)
measured
and received on a recurring basis, and (b) not dependent on realization events from the underlying investments.
–
Other Operating Expenses is presented on a segment basis and is equal to General, Administrative and Other Expenses, adjusted to (a)
remove
the
amortization
of
transaction-related
intangibles,
(b)
remove
certain
expenses
reimbursed
by
the
Blackstone
Funds
which
are
netted against Management and Advisory Fees, Net in Blackstone's segment presentation, and (c) give effect to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone's segment presentation.
–
Perpetual Capital
refers to the component of assets under management with an indefinite term, that is not in liquidation, and for which there
is
no
requirement
to
return
capital
to
investors
through
redemption
requests
in
the
ordinary
course
of
business,
except
where
funded
by new capital inflows. Includes co-investment capital with an investor right to convert into Perpetual Capital.
Adjusted
Earnings
Before
Interest,
Taxes
and
Depreciation
and
Amortization,
or
“Adjusted
EBITDA”,
is
a
supplemental
measure
used
to
assess
performance
derived
from
Blackstone’s
segment
results
and
may
be
used
to
assess
its
ability
to
service
its
borrowings.
Adjusted
EBITDA
represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and
(c)
Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.
Performance Revenues
collectively refers to: (a) Incentive Fees, and (b) Performance Allocations.
Performance Compensation
collectively refers to: (a) Incentive Fee Compensation, and (b) Performance Allocations Compensation.
Transaction-Related Charges
arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.
Dividend
Policy.
Blackstone’s
intention
is
to
pay
to
holders
of
common
stock
a
quarterly
dividend
representing
approximately
85%
of
The
Blackstone
Group Inc.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s board of directors to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and dividends to shareholders for any ensuing quarter. The dividend amount could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any dividends are at the sole discretion of Blackstone’s board of directors and our board
of
directors
may
change
our
dividend
policy
at
any
time,
including,
without
limitation,
to
reduce
such
quarterly
dividends
or
even
to
eliminate
such dividends entirely.
DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

Blackstone |

FORWARD-LOOKING STATEMENTS
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,”
“plans,” “scheduled,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to the impact of the novel coronavirus
(“COVID-19”), as well as those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December
31, 2020, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission
(“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.